EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Clean Wind Energy Tower, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald W. Pickett, Chief Executive Officer and Principal Accounting and Financial Officer of Clean Wind Energy Tower, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald W. Pickett

Ronald W. Pickett

Chief Executive Officer (Principal Executive Officer)

and Principal Accounting and Financial Officer

November 7, 2012